UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 16, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                      001-16171             04-3372365
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)

          234 BALLARDVALE STREET
               WILMINGTON, MA                                 01887
   (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code: 978-694-9121

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

         On May 16, 2005, Beacon Power Corporation ("Beacon") announced its financial results for the quarter ended March 31, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

         99.1   Press release of Beacon Power Corporation dated May 16, 2005.



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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEACON POWER CORPORATION


Date:  May 16, 2005                By:/s/ James M. Spiezio
                                      ----------------------
                                   Name:  James M. Spiezio
                                  Title:  Chief Financial Officer



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                                  Exhibit Index

Exhibit No.                Description

99.1     Press release of Beacon Power Corporation dated May 16, 2005.